                                                                   EXHIBIT 10.11


                           As of September 30, 1997

Scientific-Atlanta, Inc.
One Technology Parkway, South,
Norcross, Georgia 30092-2967


          RE: Credit and Investment Agreement dated as of July 30, 1997 (the "Credit Agreement"; capitalized terms have the meanings given in the Credit Agreement unless otherwise defined herein)

Dear Sirs:

     The undersigned Agent, Lessor and the Company, by their signatures below, hereby agree that the reference to "September 30, 1997," contained in the last paragraph of Section 6.03 of the Credit Agreement is amended to be "October 10, 1997."

     Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Operative Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Company, the Agent and the Lessor. The Agent, the Company and the Lessor each restates, ratifies and reaffirms each and every term, covenant and condition to which it is obligated under the terms of the Credit Agreement and the other Operative Documents effective as of the date hereof. This letter agreement may be executed in multiple counterparts constituting one agreement.


                                        Yours truly,

                                        WACHOVIA BANK, N.A.,
                                        as Agent


                                        By: /s/ Karen H. McClain
                                           -----------------------------
                                           Title: Senior Vice President



                                        WACHOVIA CAPITAL MARKETS, INC.,  (SEAL)
                                        as the Lessor

                                        By: /s/ Joseph J. Thomas
                                           -----------------------------
                                           Title: Senior Vice President


AGREED TO AS OF THE
DATE FIRST WRITTEN ABOVE:

SCIENTIFIC-ATLANTA, INC.,
as the Company

By: /s/ Harvey A. Wagner               (SEAL)
   ---------------------------
   Harvey A. Wagner

Title: Senior Vice President,
       -----------------------
       Chief Financial Officer
       -----------------------
       and Treasurer
       -----------------------